SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 25, 2010

Date of Report

January  22, 2010

(Date of earliest event reported)

TransAct Energy Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-139746	98-0515445
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1650-1188 West Georgia, Vancouver, BC, Canada V6E 4A2

(Address of principal executive offices, including zip code)

210-561-6015

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .Written communications pursuant to Rule 425 under the Securities Act

     .Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This current report and its exhibit may include forward-looking statements. TransAct Energy Corp. based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. Forward-looking statements are subject to various risks and uncertainties that may be outside the control of TransAct Energy Corp. TransAct Energy Corp, has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with TransAct Energy Corp. Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent Quarterly Reports on Form 10-Q.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In anticipation of the Company’s growth in the energy sector the Company has been seeking a new Chief Financial Officer with experience in the energy sector. On January 25th, 2010, the Board of Directors of TransAct Energy accepted the resignation of Henry Andrews as acting CFO and Corporate Secretary and appointed Joseph F Dickson as the new Chief Financial Officer, Corporate Secretary and as an independent director. Mr. Dickson as the new director is expected to bring the additional experience necessary to facilitate the best possible vision for the Company, as the new officer he is expected to bring the required experience to execute on the Company’s plans.

Joseph F Dickson, Chief Financial Officer and Director, 55 years of age: Joseph Dickson is and will continue as the Chief Financial Officer of S2C Global Systems, Inc. out of San Antonio, TX facilitating the company’s growth in bulk water distribution since Sept. 2008. Mr. Dickson was the Chief Operating officer at Innovative Fuels, From 2007 thru 2010, Director of Entrepreneurship at Syracuse University, Syracuse, NY from Feb 2006 to Sept. 2007, the COO, Integrated Defense Systems, Inc., Glen Rock, PA from June 2005 to Jan. 2006 and the COO, Drug Risk Solutions, LLC a drug discovery company from June 2000 to June 2005. Mr. Dickson has 30 years of business experience in new ventures, business plan execution, organizational management, and operations. He has a background in high tech product design and development, manufacturing, and sales and marketing to commercial and military markets gained while working at GE and other high tech companies. He started and successfully financed two companies in the microelectronics and information technology industries. He has an undergraduate degree in chemistry and an MBA.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSACT ENERGY CORP.

Date: January 25, 2010

By: /s/ Henry Andrews

Henry Andrews

President and Chief Executive Officer

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